UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2015

GLOBE SPECIALTY METALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34420	20-2055624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Ave, Suite 3100

Miami, FL 33131

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (786) 509-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Globe Specialty Metals, Inc. (“Globe” or the “Company”) held a Special Meeting of Shareholders on September 22, 2015 (the “Special Meeting”). As of July 31, 2015, the Company’s record date for the Special Meeting, there were a total of 73,747,990 shares of common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 66,859,587 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. The Company’s shareholders voted on three proposals and cast their votes as follows:

Proposal 1: To adopt the Business Combination Agreement, originally dated as of February 23, 2015, as amended and restated as of May 5, 2015 (the “Business Combination Agreement”), and as it may be further amended from time to time, by and among the Company, Grupo Villar Mir, S.A.U., a Spanish public limited liability company in the form of a sociedad anónima (“Grupo VM”), Grupo FerroAtlántica, S.A.U., a Spanish public limited liability company in the form of a sociedad anónima (“FerroAtlántica”), VeloNewco Limited, a private limited company incorporated under the laws of England and Wales (“Holdco”), and Gordon Merger Sub, Inc., a Delaware corporation.

For	Against	Abstain	Broker Non-Votes

66,694,613	69,400	95,574	0

Based on the votes set forth above, the Business Combination Agreement was duly adopted. A copy of the press release issued by the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

Proposal 2: To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal.

For	Against	Abstain	Broker Non-Votes

63,222,715	3,307,319	329,553	0

Although the foregoing proposal was approved, adjournment of the Special Meeting was not necessary or appropriate because the Company’s shareholders approved the Business Combination Agreement.

Proposal 3: A non-binding advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the transactions contemplated by the Business Combination Agreement.

For	Against	Abstain	Broker Non-Votes

55,977,296	10,786,293	95,998	0

Based on the votes set forth above, the foregoing proposal was approved.

Item 8.01. Other Events.

On September 22, 2015, Globe issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 22, 2015

FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “could,” “may,” “would,” “should,” “intend,” “plan,” “potential,” “predict(s),” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to complete the proposed transaction, including the receipt of shareholder approval and satisfaction of the other conditions to completion of the transaction; that regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule; the possibility that the parties may be unable to successfully integrate Globe’s and FerroAtlántica’s operations and that such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees may be difficult; regional, national or global political, economic, business, competitive, market and regulatory conditions including, among others, changes in metals prices; increases in the cost of raw materials or energy; competition in the metals and foundry industries; environmental and regulatory risks; ability to identify liabilities associated with acquired properties prior to their acquisition; ability to manage price and operational risks including industrial accidents and natural disasters; ability to manage foreign operations; changes in technology; ability to acquire or renew permits and approvals; and other factors identified in the Company’s periodic reports filed with the SEC. Additional information concerning these and other factors can be found in Globe’s filings with the Securities and Exchange Commission (“SEC”), including Globe’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the registration statement on Form F-4 filed by Holdco. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and the parties undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction among Globe, Grupo VM, FerroAtlántica and Holdco. In connection with the proposed transaction, Holdco has filed with the SEC a registration statement on Form F-4, which includes a proxy statement of Globe that also constitutes a prospectus of Holdco. Investors and security holders are urged to read the definitive proxy statement/prospectus, which was filed with the SEC by Globe on August 12, 2015, as supplemented on August 26, 2015 and September 11, 2015 and as it may be further supplemented, together with all other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website, http://www.sec.gov, or for free from Globe by contacting the Corporate Secretary, Globe Specialty Metals, 600 Brickell Avenue, Suite 3100, Miami, FL 33131, telephone: 786-509-6900 (for documents filed with the SEC by Globe) or from Grupo VM by contacting Investor Relations, Torre Espacio, Paseo de la Castellana, 259 D 49a, 28046 Madrid, Spain, +34 91 556 7347 (for documents filed with the SEC by Grupo VM, FerroAtlántica or Holdco).

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Date: September 22, 2015	By:	/s/ Stephen Lebowitz
		Name:	Stephen Lebowitz
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 22, 2015